UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2016

IPOWorld

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54492

Nevada	27-3088652
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

18 Los Monteros, Monarch Beach, CA	92629
(Address of principal executive offices)	(Zip Code)

949-637-3909

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant's Certifying Accountant.

(a) Dismissal of RBSM LLP

On August 2, 2016 (the "Dismissal Date"), the Board of Directors of IPOWorld (the “Registrant” or the “Company”) approved of the dismissal of RBSM LLP (“RBSM”) as the Registrant’s independent registered public accounting firm.

RBSM LLP was engaged as the Company’s independent registered public accounting firm on August 12, 2015. RBSM did not issue an audit report on the Company’s September 30, 2015 and 2014 financial statements.

During the period August 12, 2015 through August 2, 2016, the Company has not had any disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

During the period August 12, 2015 through August 2, 2016, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided RBSM with a copy of this disclosure and has requested that RBSM LLP furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree.

A copy of the letter from RBSM is attached hereto as Exhibit 16.1

(b) Engagement of Anton & Chia, LLP

On August 2, 2016 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of and engaged Anton & Chia, LLP, 3501 Jamboree Rd., Newport Beach, California 92660, as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d) Exhibits:

Incorporated by reference
Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
16.1	Letter from RBSM LLP, dated January 11, 2017 to the U. S. Securities and Exchange Commission regarding statements included in this Form 8-K	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IPOWorld Registrant

Date: January 11, 2017	/s/ Harrysen Mittler
Name: Harrysen Mittler
Title: Chairman, Chief Executive Officer, Chief Financial Officer